Exhibit 99.2

Investor Presentation Nasdaq: AUB May - June 2019

Forward Looking Statements 2 Certain statements in this presentation may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include, without limitation, projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact. Such forward - looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from those expressed or implied by such forward - looking statements. Forward - looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (“Atlantic Union” or the “Company”) and its management about future events. Although Atlantic Union believes that its expectations with respect to forward - looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of, or trends affecting, the Company will not differ materially from any projected future results, performance, or achievements or trends expressed or implied by such forward - looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to:  changes in interest rates;  general economic and financial market conditions in the United States generally and particularly in the markets in which the Company operates and which its loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels and slowdowns in economic growth;  the Company’s ability to manage its growth or implement its growth strategy;  the possibility that any of the anticipated benefits of the acquisition of Access National Corporation (together with subsidiaries, “Access”) will not be realized or will not be realized within the expected time period, the expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame, revenues following the acquisition may be lower than expected, or customer and employee relationships and business operations may be disrupted by the acquisition;  the Company’s ability to recruit and retain key employees;  the incremental cost and/or decreased revenues associated with exceeding $10 billion in assets;  real estate values in the Company’s lending area;  an insufficient allowance for loan losses;  the quality or composition of the loan or investment portfolios;  concentrations of loans secured by real estate, particularly commercial real estate;  the effectiveness of the Company’s credit processes and management of the Company’s credit risk;  demand for loan products and financial services in the Company’s market area;  the Company’s ability to compete in the market for financial services;  technological risks and developments, and cyber threats, attacks, or events;  performance by the Company’s counterparties or vendors;  deposit flows;  the availability of financing and the terms thereof;  the level of prepayments on loans and mortgage - backed securities;  legislative or regulatory changes and requirements;  the impact of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), including, but not limited to, the effect of the lower corporate tax rate, including on the valuation of the Company’s tax assets and liabilities;  changes in the effect of the Tax Act due to issuance of interpretive regulatory guidance or enactment of corrective or supplement legislation;  monetary and fiscal policies of the U.S. government including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System;  changes to applicable accounting principles and guidelines; and  other factors, many of which are beyond the control of the Company. Please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” sections of the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018, comparable “Risk Factor” sections of the Company’s Quarterly Reports on Form 10 - Q, and related disclosures in other filings, which have been filed with the Securities and Exchange Commission (the “SEC”), and are available on the SEC’s website at www.sec.gov. All of the forward - looking statements made in this presentation are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its businesses or operations. You are cautioned not to rely too heavily on the forward - looking statements contained in this presentation. Forward - looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward - looking statements, whether as a result of new information, future events or otherwise.

Additional Information 3 Unaudited Pro Forma Financial Information The unaudited pro forma financial information included herein is presented for informational purposes only and does not necessarily reflect the financial results of the combined company had the companies actually been combined during periods presented. The adjustments included in this unaudited pro forma financial information are preliminary and may be significantly revised and may not agree to actual amounts finally recorded by Atlantic Union. This financial information does not reflect the benefits of the Access merger’s expected cost savings and expense efficiencies, opportunities to earn additional revenue, potential impacts of current market conditions on revenues or asset dispositions, among other factors, and includes various preliminary estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been completed on the date or at the beginning of the period indicated or which may be attained in the future. Non - GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non - GAAP disclosures have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. The Company uses the non - GAAP financial measures discussed herein in its analysis of the Company’s performance. The Company’s management believes that these non - GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in the Company’s underlying performance. Please see “Reconciliation of Non - GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (Nasdaq: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has 153 branches, seven of which are operated as Xenith Bank, a division of Atlantic Union Bank, and approximately 200 ATMs located throughout Virginia, and in portions of Maryland and North Carolina. Atlantic Union Bank’s wealth management, trust, investment advisory and brokerage businesses are branded as Middleburg Financial. Certain non - bank affiliates of Atlantic Union Bank include: Old Dominion Capital Management, Inc., and its subsidiary, Outfitter Advisors, Ltd., Dixon, Hubard, Feinour & Brown, Inc., and Middleburg Investment Services, LLC, which provide investment advisory and/or brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

The “Atlantic Union” Story: FROM VIRGINIA COMMUNITY BANK TO VIRGINIA’S BANK 4 Virginia’s Bank The Atlantic Union “Moat” Larger Bank Executive Leadership Talent Magnet • Virginia’s first statewide, independent bank in 20 years • The alternative to large competitors • Organic growth model + effective consolidator • Franchise cannot be replicated • “Crown jewel” deposit base - 45% transaction accounts • Dense, compact and contiguous $16B+ bank • Knows the “seams” of the large institutions & how to compete against them • Makes tough decisions – think differently, challenge, escape the past • Accustomed to more complex environment than Atlantic Union • Extensive hiring from larger institutions at all levels • 25 C&I bankers in 2018, we know the people we hire and rarely use recruiters • All market leaders and bankers hired from the markets they serve “Soundness, profitability & growth in that order of priority” Underpinning for how we run our company

Shareholder SOLID DIVIDEND YIELD & PAYOUT RATIO WITH EARNINGS UPSIDE Scale LARGEST VA REGIONAL BANK UNIQUE VALUE IN BRANCH FOOTPRINT Strength BALANCE SHEET & CAPITAL LEVELS Opportunity COMMITTED TO TOP - TIER PERFORMANCE Our Value Proposition 5 Growth ORGANIC & ACQUISITION OPPORTUNITIES

Our Company 6 Branch Footprint AUB(153) AUB LPO (3) Data as of 3/31/19, market capitalization as of 4/29/19 (1) Regional bank defined as having less than $50 billion in assets; rank determined by asset size Assets Loans Deposits Market Capitalization $16.9 $12.0 $12.5 $3.0 • Largest regional banking company headquartered in Virginia with statewide Virginia footprint of 144 branches in all major markets • #1 regional bank 1 deposit market share in Virginia • Positioned for growth with organic and acquisition opportunities • Strong balance sheet and capital levels • Committed to top - tier financial performance with highly experienced management team with ability to execute change Highlights ($bn)

Investment Highlights 7 The Right Scale The Right Markets The Right Team The Right Targets • Largest Virginia headquartered regional banking company ($16.9 billion in assets) • #1 deposit market share ranking in Virginia among Virginia - based banks (1) • Operating with a statewide Virginia footprint of 144 branches in all major markets with 9 additional branches in North Carolina and Maryland • Diversified business model • Uniquely positioned in one of the most attractive markets in the U.S. • Access acquisition accelerates growth in the attractive Northern Virginia market • C&I platform primed for growth, with an opportunity to leverage platform and commercial deposit gathering expertise across our footprint • New management team led by John Asbury (30+ years of banking experience) • Experienced executives with a proven track record from larger institutions and experience in M&A integration • Atlantic Union is an attractive destination for top tier talent, leading to successful recruiting efforts and an improved competitive position • Focus on top tier performance metrics and profitability to drive upside • Committed to realizing Access merger cost savings and achieving business synergy opportunities in 2019 • Operating Targets: ROA: 1.4% - 1.6% / ROTCE: 16% - 18% / Efficiency Ratio (FTE): < 50% Source: SNL Financial and FDIC deposit data (1) Excludes branches with deposits greater than $1.0 billion Well positioned to take advantage of market disruption

Virginia's Bank

Virginia: All Banks

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp	$39,102	24.6	467
2	Wells Fargo & Co	24,074	15.1	256
3	Bank of America Corp.	17,676	11.1	124
4	**Atlantic Union Bankshares Corp**	**11,567**	**7.3**	**146**
5	TowneBank	6,334	4.0	32
6	United Bankshares, Inc.	5,413	3.4	68
7	Capital One Financial Corp.	4,916	3.1	45
8	PNC Financial Services Group Inc.	3,984	2.5	95
9	Carter Bank & Trust	3,254	2.0	78
10	Burke & Herbert Bank & Trust Co.	2,330	1.5	25
	Top 10 Banks	**$118,649**	**74.5**	**1,327**
	All Institutions in Market	**$159,297**	**100.00**	**2,245**

Virginia: Banks Headquartered in VA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	**Atlantic Union Bankshares Corp.**	**11,567**	**20.6**	**146**
2	TowneBank	6,334	11.3	32
3	Capital One Financial Corp.	4,916	8.8	45
4	Carter Bank & Trust	3,254	5.8	78
5	Burke & Herbert Bank & Trust Co.	2,330	4.2	25
6	Southern National Bancorp of Virginia	1,736	3.1	42
7	American National Bankshares, Inc.	1,530	2.7	22
8	First Bancorp Inc.	1,318	2.4	19
9	C&F Financial Corp.	1,194	2.1	26
10	National Bankshares Inc.	1,069	1.9	25
	Top 10 Banks	**$35,247**	**62.8**	**460**
	All Institutions in Market	**$56,092**	**100.00**	**922**

Statewide branch footprint brings unique franchise value

Forbes 2018 BEST-IN-STATE BANKS Powered by STATISTA

Atlantic Union Bankshares

Source: SNL Financial and FDIC deposit data
Deposit data as of 6/30/18; pro forma for announced transactions
Note: Excludes branches with deposits greater than $1.0 billion

8

Enhancing Our Presence in Key Markets

Virginia				
Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp	$39,102	24.6	467
2	Wells Fargo & Co	24,074	15.1	256
3	Bank of America Corp.	17,676	11.1	124
4	Atlantic Union Bankshares Corp	11,567	7.3	146
5	TowneBank	6,334	4.0	32
6	United Bankshares Inc.	5,413	3.4	69
7	Capital One Financial Corp.	4,916	3.1	49
8	PNC Financial Services Group Inc.	3,984	2.5	94
9	Carter Bank & Trust	3,254	2.0	78
10	Burke & Herbert Bank & Trust Co.	2,330	1.5	25

Northern Virginia (1)				
Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp.	$15,771	23.08	142
2	Bank of America Corp.	10,383	15.20	56
3	Wells Fargo & Co.	10,094	14.77	78
4	Capital One Financial Corp.	5,856	8.57	45
5	United Bankshares Inc.	5,541	8.11	44
6	PNC Financial Services Group Inc.	2,973	4.35	70
7	Atlantic Union Bankshares Corp.	2,819	4.13	18
8	Burke & Herbert Bank & Trust Co.	2,330	3.41	25
9	Toronto-Dominion Bank	1,739	2.55	24
10	Sandy Spring Bancorp Inc.	1,530	2.24	15

Washington-Arlington-Alexandria, DC-VA-MD-WV MSA				
Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp.	27,246,209	18.8	305
2	Bank of America Corp.	23,640,135	16.3	147
3	Wells Fargo & Co.	16,230,844	11.2	154
4	Capital One Financial Corp.	15,531,299	10.7	109
5	PNC Financial Services Group Inc.	10,295,506	7.1	177
6	United Bankshares Inc.	6,771,366	4.7	64
7	Citigroup Inc.	5,853,000	4.0	30
8	Sandy Spring Bancorp Inc.	4,864,852	3.4	47
9	M&T Bank Corp.	4,362,246	3.0	74
10	Atlantic Union Bankshares Corp.	4,026,289	2.8	34

Atlantic Union Bankshares

Source: S&P Global Market Intelligence
Note: Deposit data excludes branches with deposits greater than $1 billion
Deposit data as of 6/30/18; pro forma for announced transactions
(1) Includes the following counties: Alexandria (City), Arlington, Fairfax, Fairfax (City), Falls Church (City), Fauquier, Loudon, Manassas Park (City), Manassas (City) and Prince William

9

Our Acceleration Strategy 10 Establish Focus Design for Success Drive - to - Scale • Set the vision • Recreate a Virginia regional bank • Take back what was lost • Establish strategic priorities • Align goals & compensation to priorities • Make tough decisions • Divest non - strategic businesses • Union Mortgage Group • Marine Finance • GreenSky • Put the right team on the field • Position as alternative to large banks • Compete on better customer experience, local decision making • Differentiate on responsiveness, flexibility, local market knowledge and presence • Scalable model; new market replicable • Build the C&I team and new Treasury Management platform • Enhance technology and operational change management competency • Press for advantage • Efficiently crossed $10B with Xenith acquisition ($3.3B) • The only C&I bank in Richmond, had Northern Virginia C&I team • Significant Coastal Virginia retail banking • Completed the jigsaw puzzle with acquisition of Access National Bank ($2.9B) • The only C&I bank in Northern VA • Affluent retail banking and wealth management from Middleburg Bank division • Acquired two Registered Investment Advisors WE HAVE MOVED QUICKLY WHILE IMPROVING FINANCIAL PERFORMANCE TOWARD TOP - TIER TARGETS WE HAVE PROVEN WE ARE WILLING AND ABLE TO MAKE CHANGE HAPPEN

Diversity Supports Growth In Virginia

Richmond

State Capital, Fortune 500 headquarters (7), VCU & VCU Medical Center

- $2.6 billion in-market deposits and total deposit market share of 11.4%

Fredericksburg

Defense and security contractors, Healthcare, Retail, Real Estate development

- $997 million in-market deposits and total deposit market share of 23.5%

Charlottesville

University of Virginia, High-tech and professional businesses, Real Estate development

- $497 million in-market deposits and total deposit market share of 10.2%

Virginia Beach NORFOLK

Military, Shipbuilding, Fortune 500 headquarters (3), Tourism

- $1.2 billion in-market deposits and total deposit market share of 4.9%

Roanoke BLACKSBURG

Virginia Tech, Healthcare, Fortune 500 headquarters (1), Retail

- $1.1 billion in-market deposits and total deposit market share of 10.3%

Northern Virginia

Nation's Capital, Fortune 500 headquarters (10) Defense and security contracts, Associations (lobbyists), High-Tech

- ~25% of franchise in fast growing, affluent market

Atlantic Union Bankshares

Source: SNL Financial
Deposit data as of 6/30/18; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania and Stafford counties; all other markets per MSA definitions in SNL

11

Among The Most Attractive Markets in USA 12 Virginia # State HHI ($) 1 District of Columbia $82,192 2 Maryland 81,294 3 Hawaii 80,637 4 Alaska 79,735 5 New Jersey 78,317 6 Massachusetts 77,248 7 Connecticut 76,633 8 New Hampshire 75,742 9 Virginia 71,167 10 California 71,061 11 Washington 69,697 12 Utah 69,694 13 Colorado 69,546 14 Minnesota 68,744 15 New York 66,418 GDP ($bn) # State GDP($bn) 1 California $2,802 2 Texas 1,747 3 New York 1,564 4 Florida 984 5 Illinois 836 6 Pennsylvania 768 7 Ohio 661 8 New Jersey 602 9 Georgia 564 10 North Carolina 547 11 Massachusetts 537 12 Virginia 518 13 Washington 517 14 Michigan 513 15 Maryland 401 2018 Population (mm) # State Pop. (mm) 1 California 39.7 2 Texas 28.5 3 Florida 21.1 4 New York 19.8 5 Pennsylvania 12.8 6 Illinois 12.8 7 Ohio 11.6 8 Georgia 10.5 9 North Carolina 10.3 10 Michigan 9.9 11 New Jersey 9.0 12 Virginia 8.5 13 Washington 7.4 14 Arizona 7.1 15 Massachusetts 6.9 Fortune 500 Companies # State # Companies 1 New York 58 2 California 49 3 Texas 48 4 Illinois 37 5 Ohio 25 6 New Jersey 22 7 Virginia 21 8 Pennsylvania 20 9 Minnesota 19 10 Florida 18 11 Michigan 17 12 Georgia 17 13 Connecticut 16 14 Massachusetts 12 15 Tennessee 12 • 3 rd in Labor Supply • 1 st in Regulatory Environment • 16 th in Growth Prospects ranked Virginia the 4 th Best State for Business ranked Virginia the 4 th Best State for Business Virginia has the 6 th Lowest Unemployment Rate of any state • 11 th lowest Poverty Rate • Virginia is home to 723,962 Small Businesses – 99.5% of Virginia businesses ranked Virginia 13 th for Economic Opportunity ranked Virginia 11 th of America’s Best States to Live In 7th most educated state in America and home to more than 10 elite colleges & universities Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Fortune.com, U.S. News & World Report; Forbes, CNBC, U.S. Small Business Administration, USA Today Unemployment data as of 02/19

8.5% 7.4% 7.4% 6.8% 6.7% 6.6% 6.6% 6.4% 6.4% 6.0% 0.0% 2.5% 5.0% 7.5% 10.0% Loudon, VA Falls Church, VA (City) New Kent, VA Manassas Park, VA (City) Fredericksburg, VA (City) Alexandria, VA (City) Prince William, VA Stafford, VA Arlington, VA James City, VA $141 $128 $124 $123 $123 $123 $120 $119 $116 $116 $0 $40 $80 $120 $160 Loudon, VA Howard, MD Fairfax, VA Falls Church, VA (City) San Mateo, CA Santa Clara, CA Hunterdon, NJ Arlington, VA Williamson, TN Morris, NJ Northern Virginia Market Highlights 13 Source: S&P Global Market Intelligence Boxes denote county/city of operation (1) Median HH Income projected for 2019 Top 10 Counties in Virginia – Projected 5 - Yr Pop. Growth Opportunity in Fast - Growing, Affluent Markets Top 10 Counties in the U.S. – Median HH Income ($000s) (1)

Atlantic Union’s 2019 Strategic Priorities 14 Source: SNL Financial and FDIC deposit data Excludes branches with deposits greater than $1.0 billion Increase Commercial lending growth (Commercial & Industrial + Owner Occupied Real Estate) in order to better balance the total loan portfolio over time Grow fee - based products and services Diversify Loan Portfolio and Revenue Streams Fund loan growth with deposit growth; attain a 95% loan to deposit ratio over time Grow core deposits with particular focus on increasing commercial and small business operating accounts Grow Core Funding Achieve and sustain top tier financial performance Invest in talent, develop a culture of coaching and development, and align total rewards with corporate goals and objectives Manage to Higher Levels of Performance Modernize customer experience with more digital capabilities Achieve digital parity with larger players especially in mass market/mass affluent Enhance features for wider usage and resolve top customer requests Create compelling products and services Deliver hi - tech and hi - touch experiences Differentiated marketing highlighting our capabilities Leverage commercial expertise and new market opportunities Achieve cost saves and successful conversion Strengthen Digital Capabilities Make Banking Easier Integrate Access

Brand Transition - A Unified Bank Brand Across All Markets 15 On May 20, we rebranded Union Bank & Trust to Atlantic Union Bank to reduce brand complexity and ensure recognition and clarity in the marketplace. Maintaining ‘Union’ in the new brand is key because it represents the unification of multiple banks that have come together over time to deliver better banking to our customers and has been a focal point for nearly 100 years. THE NEW NAME REFERENCES OUR GEOGRAPHIC EXPANSION THROUGHOUT THE MID - ATLANTIC REGION FROM MARYLAND TO NORTH CAROLINA.

$7,359 $7,694 $8,427 $9,315 $13,766 $16,898 2014 2015 2016 2017 2018 1Q 2019 $5,639 $5,964 $6,379 $6,992 $9,971 $12,489 2014 2015 2016 2017 2018 1Q 2019 $5,346 $5,671 $6,307 $7,142 $9,716 $11,952 2014 2015 2016 2017 2018 1Q 2019 Balance Sheet Trends (GAAP) 16 Loans ($M) Deposits ($M) Assets ($M) Data as of or for the twelve months ended each respective year, except for the three months ended March 31, 2019 21 % CAGR 21 % CAGR 22% CAGR

$1.13 $1.49 $1.77 $1.67 $2.22 $0.47 2014 2015 2016 2017 2018 1Q 2019 Strong Track Record of Performance (GAAP) 17 Data as of or for the twelve months ended each respective year, except for the three months ended March 31, 2019 Return on Assets (ROA) (%) Return on Equity (ROE) (%) Efficiency Ratio (%) Earnings Per Share ($) 5.30% 6.76% 7.79% 7.07% 7.85% 6.37% 2014 2015 2016 2017 2018 1Q 2019 73.1% 67.5% 65.8% 66.1% 63.6% 70.0% 2014 2015 2016 2017 2018 1Q 2019 0.72% 0.90% 0.96% 0.83% 1.11% 0.92% 2014 2015 2016 2017 2018 1Q 2019

Strong Track Record of Performance (Non - GAAP) 18 Data as of or for the twelve months ended each respective year , except for the three months ended March 31, 2019 (1) Excludes merger - related costs and nonrecurring tax expenses unrelated to normal operations (2) Non - GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non - GAAP Disclosures” Operating Return on Assets (ROA) (%) (1)(2) Operating Return on Tangible Common Equity (ROTCE) (%) (1)(2) Operating Efficiency Ratio (FTE) (%) (1)(2) $1.43 $1.49 $1.77 $1.91 $2.71 $0.66 2014 2015 2016 2017 2018 1Q 2019 Operating Earnings Per Share ($) (1)(2) 11.11% 10.81% 12.14% 12.24% 17.35% 16.27% 2014 2015 2016 2017 2018 1Q 2019 0.91% 0.90% 0.96% 0.95% 1.35% 1.30% 2014 2015 2016 2017 2018 1Q 2019 61.2% 62.6% 61.4% 60.6% 52.9% 54.4% 2014 2015 2016 2017 2018 1Q 2019 17% CAGR

Financial Targets 19 ROTCE ROA Efficiency Ratio (FTE) 1.4% - 1.6% 16% - 18% < 50% Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment Key financial performance operating metrics benchmarked against top quartile peers Committed to top - tier financial performance

Solid Capital Position 20 Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its FR Y - 9C (1) Non - GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non - GAAP Disclosures“ TCE / TA 1 9.1% CET1 Ratio 10.3% Tier 1 Capital Ratio 10.3% Total Capital Ratio 12.7% Leverage Ratio 9.5% CRE / Total Risk - Based Capital (Bank) 296% Capital Position as of March 31, 2019

Capital Management 21 Capital Management Priorities • Atlantic Union establishes capital targets based on the following objectives: • Maintain designation as a “well capitalized” institution under fully phased - in Basel III regulatory definitions • Ensure capital levels are commensurate with the company’s risk profile, capital stress test projections, and strategic plan objectives Capital Targets 1. Support Organic Growth 2. Dividend payout ratio targeted at 35 - 40% 3. Common Stock Repurchases 4. Merger & acquisition activity Excess Capital • Atlantic Union’s Tangible Common Equity Ratio target is 8.5% • TCE above 8.5% is considered excess capital assuming “well capitalized” regulatory capital ratios are maintained • Excess capital can be deployed for share repurchases, higher shareholder dividends and/or acquisitions

Diversified and Granular Loan Portfolio 22 Note: Figures may not total to 100% due to rounding Total Loan Portfolio $ 12.0 billion at March 31, 2019 CRE Composition - $5.5 Billion Total Portfolio Characteristics Duration QTD Weighted Average Yield (Tax Equivalent) 1.6 years 5.27% C&D 11.1% CRE - Owner Occupied 16.0% C&I 15.6% Non - Owner Occupied CRE 29.7% Second Mortgages 0.7% 1 - 4 Family 13.6% Other 1.9% HELOC 5.6% Consumer 5.8% Owner Occupied Commercial RE 35.0% Retail 14.0% Office 11.8% Office Warehouse 9.2% Multi Family 10.8% Hotel, Motel, B&B 7.5% Senior Living 3.6% Special Use 4.7% Small Mixed Use Building 0.9% Other 2.4%

Attractive Core Deposit Base 23 (1) Core deposits defined as total deposits less jumbo time deposits Regional bank defined as having less than $50 billion in assets; rank determined by asset size. Community bank defined as having less than $10 billion in assets Deposit Base Characteristics Deposit Composition at March 31, 2019 - $12.5 Billion x QTD Cost of deposits – 86 bps x 96% core deposits (1) x 45% transactional accounts x #1 in deposit market share for regional/community banks in Richmond and Charlottesville MSAs and Fredericksburg x #2 in deposit market share for regional/community banks in Blacksburg - Christiansburg - Radford MSA Non - Interest Bearing 24% NOW 21% Money Market 29% Retail Time 16% Jumbo Time 4% Savings 6%

Investment Thesis 24 The Right Scale The Right Markets The Right Team The Right Targets • $16.9 billion in assets • Strong market share • Extensive product mix, enhanced C&I focus • Growing, economically diversified • Presence across state • Scale in the sizable Northern Virginia, Richmond and Hampton Roads markets • Deep team with broad experience • Experience in M&A integration • Attractive destination for top tier talent • Targeting top tier operating performance • ROA: 1.4% - 1.6% • ROTCE: 16% - 18% • Efficiency Ratio 1 : < 50% (1) Efficiency Ratio (FTE) Well positioned to take advantage of market disruption

Appendix

Executive Management Team



John Asbury
Chief Executive Officer

- 2+ years at Atlantic Union
- 30+ years of experience in the banking industry, primarily at Bank of America and Regions Bank
- Former President and CEO of First National Bank of Santa Fe



Maria Tedesco
President, Atlantic Union Bank

- Joined October 2018
- 30+ years of experience in the banking industry
- Former Chief Operating Officer for Retail at BMO Harris.



Robert Gorman
Chief Financial Officer

- 6 years at Atlantic Union
- 30+ years of experience in the banking industry
- Former Senior Vice President at SunTrust Banks, Inc.



David Ring
Commercial Banking Group Executive

- 1+ years Atlantic Union
- 30+ years of experience in the banking industry
- Former Head of Commercial Banking – Atlantic Region at Wells Fargo



Shawn O'Brien
Consumer Banking Group Executive

- Joined February 2019
- 20+ years of experience in the banking industry
- Former Executive Director, Consumer Segment Group and Business Planning – BBVA Compass



Robert Martin
President, Middleburg Financial

- 6 years at Atlantic Union
- 25+ years of experience in banking, financial services and wealth management
- Former Sun Trust Private Wealth

Atlantic Union Bankshares

26

Reconciliation of Non - GAAP Disclosures 27 Tangible Common Equity As of March 31, 2019 Common equity (GAAP) $2,459,465 Less: Goodwill and Amortizable Intangibles $1,016,313 Tangible Common equity (non - GAAP) $1,443,152 Assets (GAAP) $16,897,655 Less: Goodwill and Amortizable Intangibles $1,016,313 Tangible assets (non - GAAP) $15,881,342 Tangible Common Equity Ratio Shareholders’ equity to assets (GAAP) 14.56% Tangible common equity ratio to tangible assets (non - GAAP) 9.09%

Reconciliation of Non - GAAP Disclosures 28 ($ IN THOUSANDS) Operating Earnings Per Share For the 12 Months Ended For the 3 Months Ended 3/31/2019 2016 2017 2018 Net income (GAAP) $52,164 $67,079 $77,476 $72,923 $146,248 $35,631 Plus: Merger - related costs, net of tax $13,724 - - $4,405 $32,065 $14,566 Plus: Nonrecurring tax expenses - - - $6,250 - - Net operating earnings (non - GAAP) $ 65,888 $67,079 $77,476 $83,578 $178,313 $50,197 Weighted avg. common shares out., diluted 46,130,895 45,138,891 43,890,271 43,779,744 65,908,571 76,553,066 Earnings per share (GAAP) $1.13 $1.49 $1.77 $1.67 $2.22 $0.47 Operating EPS (non - GAAP) $1.43 $1.49 $1.77 $1.91 $2.71 $0.66 2015 2014

Reconciliation of Non - GAAP Disclosures 29 ($ IN THOUSANDS) Average assets (GAAP) $7,250,494 $7,492,895 $8,046,305 $8,820,142 $13,181,609 $15,699,743 Net income (loss (GAAP) $52,164 $67,079 $77,476 $72,923 $146,248 $35,631 Net operating earnings (non - GAAP) $65,888 $67,079 $77,476 $83,578 $178,313 $50,197 ROA (GAAP) 0.72% 0.90% 0.96% 0.83% 1.11% 0.92% Operating ROA (non - GAAP) 0.91% 0.90% 0.96% 0.95% 1.35% 1.30% 2015 For the 12 Months Ended For the 3 Months Ended 2014 3/31/2019 Return on Assets (ROA) 2016 2017 2018

Reconciliation of Non - GAAP Disclosures 30 ($ IN THOUSANDS) Average equity (GAAP) $983,727 $991,977 $994,785 $1,030,847 $1,863,216 $2,268,395 Less: Avg Goodwill and Amortizable Intangibles $333,495 $320,906 $318,131 $315,722 $776,944 $934,344 Avg tangible common equity (non - GAAP) $650,232 $671,071 $676,654 $715,125 $1,086,272 $1,334,051 Net income (GAAP) $52,164 $67,079 $77,476 $72,923 $146,248 $35,631 Plus: Amortization of intangibles, tax effected $6,367 $5,489 $4,687 $3,957 $10,143 $3,332 Net operating earnings (non - GAAP) $58,531 $72,568 $82,163 $76,880 $156,391 $38,963 Net operating earnings (non - GAAP) $65,888 $67,079 $77,476 $83,578 $178,313 $50,197 Plus: Amortization of intangibles, tax effected $6,367 $5,489 $4,687 $3,957 $10,143 $3,332 Net Income before amortization of intangibles (non - GAAP) $72,255 $72,568 $82,163 $87,535 $188,456 $53,529 ROE (GAAP) 5.30% 6.76% 7.79% 7.07% 7.85% 6.37% ROTCE (non - GAAP) 9.00% 10.81% 12.14% 10.75% 14.40% 11.84% Operating ROTCE (non - GAAP 11.11% 10.81% 12.14% 12.24% 17.35% 16.27% For the 12 Months Ended For the 3 Months Ended Return on Tangible Common Equity (ROTCE) 2015 2014 3/31/2019 2016 2017 2018

Reconciliation of Non - GAAP Disclosures 31 ($ IN THOUSANDS) Noninterest expense (GAAP) $222,419 $206,310 $213,090 $225,668 $337,767 $106,728 Less: Merger - related costs $20,345 - - $5,393 $39,728 $18,122 Less: Amortization of intangible assets $9,795 $8,445 $7,210 $6,088 $12,893 $4,218 Operating noninterest expense (non - GAAP) $192,279 $197,865 $205,880 $214,187 $285,200 $84,388 Noninterest income (GAAP) $51,220 $54,993 $59,849 $62,429 $104,241 $24,938 Net interest income (FTE) (non - GAAP) $263,145 $260,913 $275,394 $290,774 $434,884 $130,295 Efficiency ratio (GAAP) 73.1% 67.5% 65.8% 66.1% 63.6% 70.0% Efficiency ratio (FTE) (non - GAAP) 70.8% 65.3% 63.6% 63.9% 62.7% 68.8% Operating efficiency ratio (FTE)(non - GAAP) 61.2% 62.6% 61.4% 60.6% 52.9% 54.4% For the 12 Months Ended For the 3 Months Ended Efficiency Ratio 2015 2014 3/31/2019 2016 2017 2018

Reconciliation of Non - GAAP Disclosures 32 ($ IN THOUSANDS) Net interest income (GAAP) $253,213 $250,450 $263,966 $279,007 $426,691 $127,547 FTE adjustment $9,932 $10,463 $11,428 $11,767 $8,193 $2,748 Net interest income (FTE) (non - GAAP) $263,145 $260,913 $275,394 $290,774 $434,884 $130,295 Average earning assets $6,437,681 $6,713,239 $7,249,090 $8,016,311 $11,620,893 $13,891,248 Net interest margin (GAAP) 3.93% 3.73% 3.64% 3.48% 3.67% 3.72% Net interest margin (FTE) (non - GAAP) 4.09% 3.89% 3.80% 3.63% 3.74% 3.80% For the 12 Months Ended Net Interest Margin 2015 3/31/2019 2016 2017 2018 For the 3 Months Ended 2014